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                                                                  EXHIBIT 10.5.1


                                AMENDMENT NO. 1

     THIS AMENDMENT NO. 1 (this "Amendment") dated as of January 29, 1999, to
                                 ---------
the Credit Agreement referenced below, is by and among JUST FOR FEET, INC., a Delaware corporation (the "Borrower"), the subsidiaries and affiliates of the
                           --------
Borrower identified on the signature pages hereto (the "Guarantors"), the
                                                        ----------
lenders identified on the signature pages hereto (the "Lenders"), COMPASS BANK,
                                                       -------
as Documentation Agent, FIRST UNION NATIONAL BANK, MARINE MIDLAND BANK, SOUTHTRUST BANK, N.A. and SUNTRUST BANK, ATLANTA, as Co-Agents, and NATIONSBANK, N.A., as Administrative Agent (in such capacity, the "Administrative Agent").
                                                      --------------------
Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.


                              W I T N E S S E T H

     WHEREAS, a $200 million credit facility has been extended to the Borrower pursuant to the terms of that Credit Agreement dated as of December 10, 1998 (as amended and modified, the "Credit Agreement") among the Borrower, the
                           ----------------
Guarantors, the Lenders, Compass Bank, as Documentation Agent, First Union National Bank, Marine Midland Bank, SouthTrust Bank, N.A. and SunTrust Bank, Atlanta, as Co-Agents, and NationsBank, N.A., as Administrative Agent;

     WHEREAS, the Borrower has requested certain modifications to the Credit Agreement which require the consent of the Required Lenders;

     WHEREAS, the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1.  The Credit Agreement is amended in the following respects:

         1.1  Section 8.7 is amended to read as follows:

              8.7  Fiscal Year.
                   -----------

             Change its fiscal year from a fiscal year ending the Saturday closest to January 31.

     2. In Section 7.9(e), each reference to a fiscal year ending "January 31" is amended to read "on or about January 31".

     3. This Amendment shall be effective upon its execution by the Credit Parties and the Required Lenders.

     4. The Credit Parties hereby affirm (i) the representations and warranties set out in Section 6 of the Credit Agreement are true and correct as of the date hereof (except those
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     which expressly relate to an earlier period) and (ii) no Default or Event of Default presently exists.

     5. Except as modified hereby, all of the terms and provisions of the Credit Agreement (including Schedules and Exhibits) shall remain in full force and effect.

     6. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

     7. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     8. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.

                  [Remainder of Page Intentionally Left Blank]

                                       2
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  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment No. 1 to be duly executed and delivered as of the date first above written.

BORROWER:         JUST FOR FEET, INC.,
--------
                  a Delaware corporation

                  By:  /s/ Eric L. Tyra
                       ----------------
                  Name:  Eric L. Tyra
                  Title: Executive Vice President
                         and Chief Financial Officer

GUARANTORS:       SNEAKER STADIUM, INC.,
----------        a Delaware corporation
                  SNKR HOLDING CORP.,
                  a Delaware corporation
                  PREMIUM SPORTS, INC.,
                  a Florida corporation
                  ATHLETIC ATTIC PROPERTIES, INC.,
                  a Florida corporation
                  ATHLETIC ATTIC MARKETING, INC.,
                  a Florida corporation
                  ATHLETIC ATTIC RETAIL COMPANY,
                  a Florida corporation
                  JUST FOR FEET OF TEXAS, INC.
                  an Alabama corporation
                  JUST FOR FEET OF NEVADA, INC.
                  a Nevada corporation
                  IMPERIAL ACQUISITION CORPORATION,
                  a Michigan corporation
                  JUST FOR FEET SPECIALTY STORES, INC.
                  a Michigan corporation

                  By: /s/ Eric L. Tyra
                      ----------------
                  Name:  Eric L. Tyra
                  Title: Vice President
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LENDERS:          NATIONSBANK, N.A.,
-------           individually in its capacity as a
                  Lender and in its capacity as Administrative Agent

                  By: Nan C. Hillis
                      -------------
                  Name: Nan C. Hillis
                  Title: Senior Vice President

                  SUNTRUST BANK, ATLANTA

                  By:
                  Name:
                  Title:

                  COMPASS BANK

                  By: Janet Brock
                      -----------
                  Name: Janet Brock
                  Title: Senior Vice President

                  AMSOUTH BANK

                  By: John M. Kettle
                      --------------
                  Name: John M. Kettle
                  Title: Senior Vice President

                  BANCO POPULAR NORTH AMERICA

                  By: /s/ Andrew H. Melville
                      ----------------------
                  Name: Andrew H. Melville
                  Title: Assistant Vice President

                  MICHIGAN NATIONAL BANK

                  By: /s/ John M. Bebb
                      ----------------
                  Name: John M. Bebb
                  Title: Relationship Manager

                  FIRST AMERICAN NATIONAL BANK

                  By: /s/ H. Hope Stewart
                      -------------------
                  Name: H. Hope Stewart
                  Title: Assistant Vice President
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                  FIRST UNION NATIONAL BANK

                  By: /s/ C. Wes Burton, Jr.
                      ----------------------
                  Name: C. Wes Burton, Jr.
                  Title: Vice President

                  MARINE MIDLAND BANK

                  By:/s/ Adriana D. Collins
                     ----------------------
                  Name: Adriana D. Collins
                  Title: Vice President

                  SOUTHTRUST BANK, N.A.

                  By: /s/ William Douglass
                      --------------------
                  Name: William Douglass
                  Title: Assistant Vice President